UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 12, 2013

ASCENT CAPITAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34176	26-2735737
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

5251 DTC Parkway, Suite 1000

Greenwood Village, Colorado 80111

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (303) 628-5600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On November 12, 2013, Ascent Capital Group, Inc. (the “Company”) issued a press release setting forth information, including financial information, which is intended to supplement the financial statements and related Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2013, which the Company filed with the Securities and Exchange Commission on November 12, 2013.

The information furnished pursuant to this Item 2.02 (including Exhibit 99.1 hereto) shall not be considered “filed” under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly states in such filing that such information is to be considered “filed” or incorporated by reference therein.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 13, 2013, Brian Deevy was elected to the board of directors (the “Board”) of the Company. Following Mr. Deevy’s election, the Company has a total of five directors, divided among three classes, with Mr. Deevy to serve as a Class II director with a term expiring at the annual meeting of stockholders in 2016. The Board has determined that Mr. Deevy qualifies as an independent director for purposes of the rules of The Nasdaq Stock Market as well as applicable rules and regulations adopted by the Securities and Exchange Commission (the “SEC”). The Board also appointed Mr. Deevy to serve on each of the Audit Committee and the Compensation Committee of the Board.

Item 7.01. Regulation FD Disclosure.

On November 14, 2013, the Company issued a press release announcing the Board’s authorization of a stock repurchase program pursuant to which the Company may purchase up to an aggregate of $25 million of its Series A Common Stock, par value $.01 per share, which is included as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference. This Item 7.01 and the press release attached hereto as Exhibit 99.2 are being furnished to the SEC in satisfaction of the public disclosure requirements of Regulation FD and shall not be deemed “filed” for any purpose.

Item 9.01.  Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Description

99.1	Press Release issued by Ascent Capital Group, Inc. on November 12, 2013
99.2	Press Release issued by Ascent Capital Group, Inc. on November 14, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 18, 2013

ASCENT CAPITAL GROUP, INC.

	By:	/s/ William E. Niles
Name: William E. Niles
Title: Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Ascent Capital Group, Inc. on November 12, 2013
99.2	Press Release issued by Ascent Capital Group, Inc. on November 14, 2013